Registration No. 33-

===========================================================================
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549
                        ----------------------
                               FORM S-8

                        Registration Statement
                                Under
                      The Securities Act of 1933
                      --------------------------

             International Business Machines Corporation
             -------------------------------------------
        (Exact name of registrant as specified in its charter)

 State of New York                                13-0871985
 -------------------------------             -------------------
 (State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)               Identification No.)

 Armonk, New York                                 10504
 -------------------------------             -------------------
 (Address of Principal Executive                (Zip Code)
 Offices)

                IBM 1995 Employees Stock Purchase Plan
                -------------------------------------
                       (Full title of the plan)

                      John E. Hickey, Secretary
             International Business Machines Corporation
                        Armonk, New York 10504
                            (914) 765-1900
                   -----------------------------
                 (Name, address and telephone number
                        of agent for service)

                   CALCULATION OF REGISTRATION FEE
- ----------------------------------------------------------------------------
                                Proposed      Proposed
Title of                        maximum        maximum
securities        Amount        offering      aggregate     Amount of
to be             to be         price per      offering    registration
registered:     registered:      share:         price:        fee:
- -----------     -----------    ----------     ---------    ------------
Capital Stock
($1.25 Par      12,500,000      $75.76*      947,000,000*   $326,551.72
Value)            shares

*Estimated solely for the purpose of calculating the registration fee and based on 85% of the average of the highest and lowest prices at which shares of Capital Stock of the Corporation were sold on June 9, 1995 (NYSE-Composite Transactions).

     Pursuant to Rule 429 under the Securities Act of 1933, the
Prospectus for the IBM 1995 Employees Stock Purchase Plan also relates to equity securities previously registered by Registration Statement No. 33-34406.

======================================================================

                                Part I

         INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Act"). These documents and the documents incorporated by reference into this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Act. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the IBM 1995 Employees Stock Purchase Plan (the "Plan").

                               Part II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

The Annual Report of International Business Machines Corporation ("IBM") on Form 10-K for the fiscal year ended December 31, 1994 is incorporated herein by reference. All other reports filed since December 31, 1994 by IBM pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") are also incorporated by reference. All documents filed by IBM pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

Peter M. Acton, Associate General Counsel of IBM, who has passed on the legality of the Capital Stock offered hereby, will be eligible for participation in the Plan beginning July 1, 1995.

Item 6. Indemnification of Directors and Officers.

The By-Laws of IBM (Article VI, Section 6) provide the following:

          "The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be 'permitted' within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at any time."

The Certificate of Incorporation of IBM (Article ELEVENTH) provides the following:

          "Pursuant to Section 402(b) of the Business Corporation Law of the State of New York, the liability of the Corporation's directors to the Corporation or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law of the State of New York, as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

With certain limitations, Sections 721 through 726 of the New York Business Corporation Law permit a corporation to indemnify a director or officer made a party to an action (i) by a corporation or in its right in order to procure a judgment in its favor unless he shall have breached his duties, or (ii) other than an action by or in the right of the corporation in order to procure a judgment in its favor, if such director or officer acted in good faith and in a manner he reasonably believed to be in or, in certain cases not opposed to such corporation's interest and additionally, in criminal actions, had no reasonable cause to believe his conduct was unlawful.

In addition, IBM maintains directors' and officers' liability insurance policies.

Item 8. Exhibits.

Exhibit Number                                                   Reference
- --------------                                                   ---------
(4) Instruments defining the rights of security
    holders, including indentures                                     None

(5) Opinion re:  legality

     The opinion, dated June 14, 1995, of Peter M. Acton,
     duly admitted to practice in the State of New York and
     Associate General Counsel of IBM, as to the legality of
     the securities being registered                             Exhibit 5

(15) Letter re:  unaudited interim financial information.             None

(23) Consents of experts and counsel

     (a) the consent of Price Waterhouse LLP                  Exhibit 23(a)

     (b) the consent of Peter M. Acton (included in
         Exhibit 5)

(24) Powers of attorney                                         Exhibit 24

(28) Information from reports furnished to state insurance
     regulatory authorities                                           None

(99) Additional Exhibits                                              None

Item 9.  Undertakings.

(a) The undersigned registrant hereby undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act and each filing of the Plan's annual report pursuant to section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of North Castle, State of New York, on the 14th day of June, 1995.

                        INTERNATIONAL BUSINESS MACHINES CORPORATION
                        By

                                   /s/JOHN E. HICKEY
                        -------------------------------------------
                        (John E. Hickey, Secretary)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                   Title                    Date
- ----------------------------------------------------------------------

Louis V. Gerstner, Jr.      Chairman of the Board  )
                            of Directors and Chief )
                            Executive Officer      )
                            (Principal Executive   )
                            Officer)               )
                                                   )
Jerome B. York              Director and           )
                            Senior Vice President  ) By:
                            and Chief Financial    )      /s/JOHN E. HICKEY
                            Officer (Principal     )     ------------------
                            Financial Officer)     )     (John E. Hickey,
                                                   )     Attorney-in-Fact)
Jerome B. York              Acting Controller      )     June 14, 1995
                            (Principal Accounting  )
                            Officer)               )
                                                   )
Harold Brown                Director               )
Fritz Gerber                Director               )
Nannerl O. Keohane          Director               )
Charles F. Knight           Director               )
Lucio A. Noto               Director               )
John B. Slaughter           Director               )
Alex Trotman                Director               )
Lodewijk C. van Wachem      Director               )
Charles M. Vest             Director               )

                            EXHIBIT INDEX

EXHIBIT NO.
- -----------

    5          Opinion of Peter M. Acton, Associate General Counsel

   23(a)       Consent of Independent Accountants

   23(b)       Consent of Counsel (included in Exhibit 5)

    24         Powers of Attorney

                                                             EXHIBIT 5

                                                         June 14, 1995

International Business Machines Corporation
Old Orchard Road
Armonk, NY 10504

Dear Sirs:

As Associate General Counsel of International Business Machines Corporation (herein called the "Corporation") and an attorney duly admitted to practice in the State of New York, I am familiar with the proceedings by which it was organized, the proceedings by which its Certificate of Incorporation has from time to time been amended, the proceedings by which the IBM 1995 Employees Stock Purchase Plan (herein called the "Plan") was adopted by the Board of Directors and the stockholders of the Corporation at their meetings on February 28, 1995 and April 25, 1995, respectively, and authorized to issue the Corporation's Capital Stock requiring this registration.

I have also reviewed such documents and records as I have deemed necessary to enable me to express an informed opinion with respect to the matters covered hereby.

Based upon the foregoing, I am of the opinion that:

1. The Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York; and,

2. The Plan has been duly and validly authorized and adopted, and the shares of the Corporation's capital stock, par value $1.25, being registered hereunder that may be issued to its participants, when issued or sold in accordance with the Plan, will be validly issued, fully paid and non-assessable, and no personal liability will attach to the holders thereof under the laws of the State of New York, in which the Corporation is incorporated and in which its principal place of business is located.

I hereby consent to the use of my name in the Registration Statement as counsel who has passed upon the legality of the Capital Stock that may be offered under this registration, and to the use of this opinion as a part of the Registration Statement as required by Section 7 of the Securities Act of 1933, as amended.

                               Very truly yours,

                                 /s/PETER M. ACTON
                             ------------------------
                                 Peter M. Acton
                             Associate General Counsel

                                                         EXHIBIT 23(a)

                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1995 appearing on page 35 of the 1994 Annual Report to Shareholders of International Business Machines Corporation which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1994. Furthermore, we consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 7 of such Annual Report on Form 10-K.

                                    /s/PRICE WATERHOUSE LLP
                                    -----------------------
                                    PRICE WATERHOUSE LLP

New York, N.Y.
June 13, 1995

                                                            EXHIBIT 24

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                         /s/ LOUIS V. GERSTNER, JR.
                         -------------------------
                         Louis V. Gerstner, Jr.
                         Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                           /s/ JEROME B. YORK
                           -------------------------
                           Jerome B. York
                           Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                           /s/ HAROLD BROWN
                          -------------------------
                          Harold Brown
                          Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                            /s/ FRITZ GERBER
                           -------------------------
                           Fritz Gerber
                           Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                       /s/ NANNERL O. KEOHANE
                      -------------------------
                      Nannerl O. Keohane
                      Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                       /s/ CHARLES F. KNIGHT
                     -------------------------
                     Charles F. Knight
                     Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                        /s/ LUCIO A. NOTO
                      -------------------------
                      Lucio A. Noto
                      Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                         /s/ JOHN B. SLAUGHTER
                         -------------------------
                         John B. Slaughter
                         Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                          /s/ ALEX TROTMAN
                         -------------------------
                         Alex Trotman
                         Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                         /s/ LODEWIJK C. VAN WACHEM
                         ---------------------------
                         Lodewijk C. Van Wachem
                         Director

                  POWER OF ATTORNEY OF IBM DIRECTOR

          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the following: (i) 25 million shares of Common Stock under the IBM 1995 Employees Stock Purchase Plan; (ii) 25 million shares of Common Stock under the IBM Extended Tax-Deferred Savings Plan; and
(iii) 200,000 shares of Common Stock under the IBM Non-Employee Directors Stock Option Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 28th day of February, 1995.

                           /s/ CHARLES M. VEST
                          ---------------------------
                           Charles M. Vest
                           Director

             POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

          KNOW ALL PERSONS BY THESE PRESENTS, that I, Louis V. Gerstner, Jr., Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests under the IBM 1995 Employees Stock Purchase Plan, the IBM Extended Tax-Deferred Savings Plan, and the IBM Non-Employee Directors Stock Option Plan (collectively the "Plans"), hereby constitutes and appoints John
E. Hickey as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plans with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 12th day of June, 1995.


                              /s/ LOUIS V. GERSTNER, JR.
                              ---------------------------
                              Louis V. Gerstner, Jr.
                              Chairman of the Board of
                              Directors and
                              Chief Executive Officer

                 POWER OF ATTORNEY OF JEROME B. YORK

          KNOW ALL PERSONS BY THESE PRESENTS, that I, Jerome B. York, Senior Vice President, Chief Financial Officer and Acting Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests under the IBM 1995 Employees Stock Purchase Plan, the IBM Extended Tax-Deferred Savings Plan, and the IBM Non-Employee Directors Stock Option Plan (collectively the "Plans"), hereby constitutes and appoints John E. Hickey as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plans with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 12th day of June, 1995.


                              /s/ JEROME B. YORK
                              -----------------------
                              Jerome B. York
                              Senior Vice President
                              Chief Financial Officer
                              and Acting Controller